Exhibit 10.2

EXECUTION VERSION

ONCONETIX, INC.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

April 24, 2024

Altos Venture AG

Obertorweg 64, CH-4123

Allschwil/Switzerland

Re:	Amendment to Non-Convertible Debenture

Ladies and Gentlemen:

Reference is hereby made to that certain Non-Convertible Debenture, dated as of January 23, 2024, in the original principal amount of US$5,000,000 (the “Debenture”), by Onconetix, Inc., a Delaware corporation (“Maker”), to Altos Venture AG, a Swiss company (“Payee”).

1.	For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby agree to amend the Debenture, effective as of the date first set forth above, as follows:

a.	Section 1(a)(ii) is hereby amended to delete clause (ii) thereof and replace it with the following “(ii) October 31, 2024”.

2.	Except as expressly amended hereby, the provisions of the Debenture remain in full force and effect, on the terms and subject to the conditions set forth therein. This letter agreement does not constitute, directly or by implication, an amendment or waiver of any provision of the Debenture, or any other right, remedy, power or privilege of any party to the Debenture, except as expressly set forth herein. The terms of this letter agreement shall be governed by and construed in a manner consistent with the provisions of the Debenture.

3.	Within five business days after receipt of a summary invoice therefor, Maker shall pay or reimburse the fees and expenses of Cooley LLP, the counsel for Payee, for its services in connection with the negotiation, preparation and execution of this letter agreement.

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Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

Very truly yours,

ONCONETIX, INC.

By:	/s/ Bruce Harmon
Name:	Bruce Harmon
Title:	Chief Financial Officer

Accepted and agreed, effective as of the date first set forth above:

ALTOS VENTURE AG

By:	/s/ Tobias Fischli
Name:	Tobias Fischli
Title:	Delegate of the BoD